Segments Information	12 Months Ended
Jun. 30, 2025
Segments Information [Abstract]
SEGMENTS INFORMATION

17. SEGMENTS INFORMATION

The Company generated our revenues through (1) Securities brokerage commissions and handling fee; (2) placing services fee; (3) underwriting services fee; (4) custodial and other service income; (5) financial advisory service income; and (6) interest income from loans to customers. The Company operates as one operating and reportable segment and its business operation model is similar and generated revenues from securities related services on a consolidated basis.

The accounting policies of the segment are the same as those described in Note 2. Summary of Significant Accounting Policies. The Company’s chief operating decision maker (“CODM”) uses revenue to measure segment profit or loss and assesses performance against expectations to make resource allocation decisions. Additionally, the CODM reviews and uses functional expenses included in net income to manage the Company’s operations and assess operating profitability. The Company operates as one operating and reportable segment, and as such the significant segment expenses regularly provided to the CODM are those presented on the consolidated statements of income. These significant segment expenses include selling and marketing expenses, staff costs and employee benefits, legal and professional fees, IT consultancy service expense, and other general and administrative expenses. Other segment items that are presented on the consolidated statements of income include bank interest income, net, income tax expenses. The Company’s entity-wide disclosures, including the breakdown of revenue between services are included in Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — Revenue recognition.